UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):

July 28, 2020

ENOVA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35503	45-3190813
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

175 West Jackson Boulevard

Chicago, Illinois 60604

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (312) 568-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Exchange of which registered
Common stock, par value $0.00001 per share	ENVA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 28, 2020, Enova International, Inc. (the “Enova”) and On Deck Capital, Inc.  (“On Deck”) entered into an Agreement and Plan of Merger, dated as of July 28, 2020 (the “Merger Agreement”), among Enova, On Deck and Energy Merger Sub, Inc., a wholly owned subsidiary of Enova ( “Enova Merger Sub”), pursuant to which, subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will merge with and into On Deck, with On Deck surviving as an indirect wholly owned subsidiary of Enova (the “Merger”).

Treatment of Outstanding On Deck Shares

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of On Deck common stock (the “On Deck Common Stock”) (other than any shares of On Deck Common Stock owned by On Deck or Enova or any shares of On Deck Common Stock as to which appraisal rights have been properly exercised in accordance with Delaware law), will be converted into the right to receive (i) 0.092 of a share of common stock of Enova (the “Exchange Ratio” and “Enova Common Stock”, respectively), (ii) $0.12 in cash (the “Cash Consideration”) and (iii) if applicable, cash for any fractional shares of Enova Common Stock (such consideration in clauses (i) through (iii) collectively, the “Merger Consideration”).

Treatment of On Deck Equity Awards

Options.  At the Effective Time, each outstanding option that represents the right to acquire shares of On Deck Common Stock (each, an “Option”) with an exercise price less than Merger Consideration Cash Value (as defined in the Merger Agreement) will be cancelled and converted into the right to receive an amount in cash as calculated per the terms of the Merger Agreement.  At the Effective Time, each outstanding Option with an exercise price equal to or greater than the Merger Consideration Cash Value (as defined in the Merger Agreement) will be forfeited and cancelled automatically without any consideration paid.

Restricted Stock Units. At the Effective Time, each outstanding award of restricted stock units of On Deck held by an employee of On Deck or any subsidiary of On Deck, including 2019 awards of performance-vesting units where the performance period has ended and the award amount is fixed but subject to remaining service-vesting conditions (each, an “Employee RSU”), will be assumed and converted automatically into a time-vesting restricted stock unit award (an “Adjusted RSU”) that, subject to later vesting thereof, will be settled for a number of shares of Enova Common Stock as calculated per the terms of the Merger Agreement.  Each Adjusted RSU will have the same terms and vesting and other conditions applicable to the corresponding Employee RSU, except that each Adjusted RSU will immediately become fully vested upon any termination of the holder’s employment that occurs before the first anniversary of the Effective Time and is without cause, for good reason, or due to death or disability.  At the Effective Time, each outstanding service-vesting award of restricted stock units of On Deck held by an individual who is a non-employee director of On Deck (a “Director RSU”) will automatically become vested in full and will be cancelled and converted into the right to receive the Merger Consideration with respect to each share of On Deck Common Stock underlying the Director RSU.

Performance Stock Units. With respect to performance-vesting restricted stock units of On Deck that remain subject to performance-vesting conditions and are outstanding immediately prior to the Effective Time (the “PSUs”), the level of achievement of the underlying performance conditions will be determined by the On Deck board of directors prior to the Effective Time, provided, that for certain holders of PSUs, the level of achievement will be deemed to be at target. At the Effective Time, any PSUs for which performance is determined to be below threshold will be forfeited and cancelled automatically without any consideration paid.  Any PSUs for which performance is at least threshold performance will become vested based on the level of achievement determined and will be cancelled and converted into the right to receive shares of Enova Common Stock as calculated per the terms of the Merger Agreement.

The Merger Agreement also provides for the treatment of outstanding performance-based awards of On Deck that may be settled and paid solely in cash.

Representations and Warranties; Covenants

On Deck, Enova and Enova Merger Sub have each made certain representations, warranties and covenants, including restrictive covenants, in the Merger Agreement, including, among other things, that each party use commercially reasonable efforts to conduct its business in the ordinary course in all material respects, from the date of the Merger Agreement until the Effective Time, and not to take certain actions prior to the Effective Time without the prior written consent of the other party, subject to certain exceptions

Stockholder Meeting; Non-Solicitation

The Merger Agreement requires On Deck to convene a stockholder meeting for the purpose of obtaining the necessary stockholder approval for the Merger Agreement.  In addition, On Deck has agreed not to solicit alternative transactions or enter into discussions or negotiations concerning, or provide information in connection with, any alternative transaction, subject to certain exceptions to permit the On Deck board of directors to fulfill its fiduciary duties.

Closing Conditions

The closing of the Merger is conditioned on certain conditions, including (i) the approval of the Merger Agreement by On Deck’s stockholders, (ii) Enova Common Stock issuable in the Merger being approved for listing on the New York Stock Exchange, (iii) the effectiveness of the registration statement on Form S-4, (iv) the expiration or termination of any applicable waiting periods under the Hart-Scott-Rodino Act, and (iv) other customary conditions for a transaction of this type, such as the absence of any legal restraint prohibiting the consummation of the transactions contemplated by the Merger Agreement.

Termination Rights; Termination Fee

The Merger Agreement contains certain customary termination rights for On Deck and Enova, including (i) if the Merger is not consummated on or before the “outside date” of April, 28, 2021 (subject to an extension by 90 days under certain circumstances), (ii) if the required approval of On Deck’s stockholders is not obtained, (iii) if the other party materially breaches its representations, warranties or covenants and fails to cure such breach, or (iv) if any law or order prohibiting the Merger or the transactions contemplated by the Merger Agreement has become final and non-appealable. In addition, subject to compliance with certain terms of the Merger Agreement, the Merger Agreement may be terminated by On Deck in order to enter into a definitive agreement providing for a superior proposal, and the Merger Agreement may be terminated by Enova if On Deck’s board of directors changes its recommendation to its shareholders or if On Deck willfully breaches its non-solicit obligations regarding alternative business combination transactions.

If (i) the Merger Agreement is terminated by On Deck to enter into an agreement providing for a superior proposal or by Enova following a change in recommendation by On Deck’s board of directors or a willful breach by On Deck of its non-solicit obligations, or (ii) prior to the required approval of On Deck’s stockholders, (x) an alternative business combination transaction for at least 50% of On Deck voting securities or consolidated assets is publicly disclosed and not publicly withdrawn, (y) the Merger Agreement is later terminated due to failure to obtain the required On Deck stockholder vote or the outside date occurs and (z) within 12 months following termination, On Deck enters into a change of control transaction with a third party that is subsequently consummated, On Deck will be required to pay Enova a termination fee equal to $2.8 million.

The foregoing description of the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this report and incorporated by reference herein.

The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about Enova or On Deck. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of Enova or On Deck. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Merger Agreement. Further, investors should read the Merger Agreement not in isolation, but only in conjunction with the other information that the respective companies include in reports, statements and other filings they make with the Securities and Exchange Commission.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of July 28, 2020, among Enova International, Inc., Energy Merger Sub, Inc. an and On Deck Capital, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Caution Regarding Forward-Looking Statements

This document includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended.  Statements that are not historical facts, including statements about Enova’s managements’ beliefs and expectations, are forward-looking statements.  Words such as “believes”, “anticipates”, “estimates”, “expects”, “intends”, “aims”, “potential”, “will”, “would”, “could”, “considered”, “likely”, “estimate” and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  While Enova believes its expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Enova’s control.  By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from those contained in the forward-looking statements because of factors such as, among others, among others, the occurrence of an event, change or other circumstance that could give rise to the termination of the merger agreement; the ability to complete the proposed transaction on the anticipated terms and timing and the possibility that any of the anticipated benefits of the proposed transaction will not be realized or will not be realized within the expected time period; the ability of Enova to integrate On Deck’s business successfully and to achieve anticipated synergies; potential litigation relating to the proposed transaction; the risk that disruptions from the proposed transaction will harm Enova’s and On Deck’s business, including current plans and operations; continued availability of capital and financing on favorable terms or at all; legislative, regulatory and economic developments; potential business uncertainty, including changes to existing business relationships, as a result of the announcement of the transaction and during the pendency of the acquisition that could affect Enova’s and/or On Deck’s financial performance; dilution caused by Enova’s issuance of additional shares of its common stock in connection with the proposed transaction; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and such other risks and uncertainties detailed in Enova’s periodic public filings with the SEC, including but not limited to those discussed under “Risk Factors” in Enova’s Form 10-K for the fiscal year ended December 31, 2019 and in its Form 10-Q for the quarterly period ended March 31, 2020, and in Enova’s subsequent filings with the SEC and in other investor communications of Enova from time to time.  Undue reliance should not be placed on these statements, and Enova and On Deck disclaim any intention or obligation to update or revise any forward-looking statements after the date hereof.

Additional Information and Where To Find It

This report and the documents incorporated by reference relate to a proposed transaction between Enova International, Inc. (“Enova”) and On Deck Capital, Inc. (“On Deck”) that will become the subject of a registration statement on Form S-4, including a proxy statement/prospectus forming a part thereof, to be filed with the Securities and Exchange Commission (“SEC”).  This report is not a substitute for the registration statement and proxy statement/prospectus that Enova and On Deck expect to file with the SEC or any other document that Enova or On Deck may file with the SEC or send to stockholders of On Deck in connection with the proposed transaction.  BEFORE MAKING ANY VOTING DECISION, ON DECK INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED BY ENOVA OR ON DECK WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.  Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus, when available, and other relevant documents filed or that will be filed by Enova and On Deck with the SEC through the website maintained by the SEC at www.sec.gov.  Copies of the registration statement and other relevant documents filed by Enova with the SEC will be available free of charge on its internet website at www.enova.com.  Copies of the proxy statement/prospectus and other relevant documents filed by On Deck with the SEC will be available free of charge on Deck’s internet website at www.ondeck.com.

No Offer Or Solicitation

This report and the documents incorporated by reference herein do not constitute an offer to sell, or an invitation to subscribe for, purchase or exchange, any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this announcement in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Enova, On Deck and their respective directors and executive officers may be considered participants in the solicitation of proxies from stockholders of On Deck in connection with the proposed transaction.  Information about the directors and executive officers of On Deck can be found in the proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on March 18, 2020, as supplemented.  Information about the directors and executive officers of Enova can be found in the proxy statement for its 2020 annual meeting of shareholders, which was filed with the SEC on April 2, 2020.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENOVA INTERNATIONAL, INC.

Date: July 29, 2020	By:	/s/ Sean Rahilly
Sean Rahilly
General Counsel & Secretary